Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period October 1, 2015 through December 31, 2015

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of December 31, 2015	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Rick F. Oricchio	January 28, 2016
Rick F. Oricchio	Date

Senior Vice President and Chief Financial Officer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of October 1, 2015.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report

October 1, 2015 through December 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix A

Debtors Listing as of October 1, 2015

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000

Post-Confirmation Quarterly Summary Report

October 1, 2015 through December 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix B

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period from October 1, 2015 through December 31, 2015

(in thousands of dollars)

Beginning Cash Balance	654,583

Cash Receipts:
Vessel Related Receipts	226,121
Sale of Debtors' Assets	75
Tax Refund from IRS	54,884
Other Receipts[1]	17,631
Total Receipts	298,711

Cash Disbursements:
Claim Distributions	2,177
Vessel Related Disbursements	120,917
General and Administrative:
Compensation & Benefits	12,310
Other General & Administrative	11,239
Taxes	540
Restructuring Costs	1,712
Debt Principal and Interest Payments, including Repurchase of Unsecured Senior Notes	278,164
Warrant Repurchases	3,633
U.S. Trustee Fees	40
Other Disbursements	154
Total Disbursements	430,886

Ending Cash Balance	522,408

1  Other Receipts includes items such as distributions from joint ventures, insurance claim receipts and other miscellaneous refunds and receipts.

Post-Confirmation Quarterly Summary Report

October 1, 2015 through December 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix C

Schedule of Disbursements by Legal Entity

For the Period from October 1, 2015 through December 31, 2015

Filing Entities	Case No.	Disbursement Under the Plan	Bankruptcy Professional	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$2,176,934	1,712,493	$265,748,541	$269,637,968

		$2,176,934	$1,712,493	$265,748,541	$269,637,968

Post-Confirmation Quarterly Summary Report

October 1, 2015 through December 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix D

Overseas Shipholding Group, Inc.

Audited Consolidated Balance Sheet

As of December 31, 2015

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report

October 1, 2015 through December 31, 2015